UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009

ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

130 Baytech Drive San Jose, California 95134
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2009, Endwave Corporation (“Endwave”) issued a press release announcing its financial results for the second quarter ended June 30, 2009.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 22, 2009, the Board of Directors of Endwave Corporation (“Endwave”) appointed John J. Mikulsky as Endwave’s President, in addition to his current duties as Endwave’s Chief Operating Officer.  In connection with Mr. Mikulsky’s appointment as President, the Board appointed Edward A. Keible, Jr., who remains the company’s Chief Executive Officer, as the Vice Chairman of the Board.  Both Mr. Keible’s and Mr. Mikulsky’s compensation will remain unchanged.

Mr. Mikulsky has served as Endwave’s Chief Operating Officer and Executive Vice President since August 2005. From May 2001 until August 2005, Mr. Mikulsky served as Endwave’s Chief Marketing Officer and Executive Vice President, Marketing and Business Development. From May 1996 until April 2001, Mr. Mikulsky served as Endwave’s Vice President of Product Development. From 1993 until 1996, Mr. Mikulsky worked as a Technology Manager for Balazs Analytical Laboratory, a provider of analytical services to the semiconductor and disk drive industries. Prior to 1993, Mr. Mikulsky worked at Raychem Corporation, most recently as a Division Manager for its Electronic Systems Division. Mr. Mikulsky holds a B.S. in electrical engineering from Marquette University, an M.S. in electrical engineering from Stanford University and an S.M. in Management from the Sloan School at the Massachusetts Institute of Technology.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description of Document
99.1	Press release issued July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

Dated:	July 28, 2009	By:	/s/ CURT P. SACKS
Curt P. Sacks
		Title:	Senior Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued July 28, 2009.